UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 3, 2016

STATE NATIONAL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36712	26-0017421
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1900 L. Don Dodson Dr.
Bedford, Texas 76021

(Address of principal executive offices) (zip code)

(817) 265-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07              Submission of Matters to a Vote of Security Holders.

The 2016 annual meeting of shareholders of State National Companies, Inc. (the “Company”) was held on June 3, 2016 (the “Annual Meeting”).  At the Annual Meeting, the Company’s shareholders voted as indicated below on the following matters:

1.  Election of the following directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified (included as Proposal 1 in the Company’s 2016 Proxy Statement filed with the Securities and Exchange Commission on April 22, 2016 (the “Proxy Statement”)):

Director	For	Withheld	Broker Non-Votes
Gene Becker	32,817,735	856,781	4,205,092

Marsha Cameron	33,159,920	514,596	4,205,092

David King	33,157,737	516,779	4,205,092

Terry Ledbetter	33,137,689	536,827	4,205,092

Fred Reichelt	33,358,326	316,190	4,205,092

Each director nominee named above was elected a director of the Company.

2.  Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2016 (included as Proposal 2 in the Proxy Statement):

For	Against	Abstain
37,864,319	6,994	8,295

This proposal was approved.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE NATIONAL COMPANIES, INC.

Date: June 6, 2016	By:	/s/ David Hale
David Hale
Executive Vice President, Chief Operating Officer and Chief Financial Officer

3